J&B Funds

Annual Report

June 30, 2001

Equity Funds
J&B Mid-Cap Aggressive Growth Fund
J&B Small-Cap Aggressive Growth Fund
J&B Small-Cap International Fund

J&B Funds

Jones & Babson, Inc.
Manager and Distributor
A Member of the Generali Group

Table of Contents

J&B Mid-Cap Aggressive Growth Fund                             1
J&B Small-Cap Aggressive Growth Fund                           4
J&B Small-Cap International Fund                               7
Statements of Assets and Liabilities                              10
Statements of Operations                                          11
Statements of Changes in Net Assets                               12
Notes to Financial Statements                                     13
Financial Highlights                                              15
Report of Ernst & Young LLP, Independent Auditors             16

Message to our Shareholders

As you probably are aware, the last year has been one of the most difficult periods for investing in recent memory. The bursting of the Internet bubble over the last nine months has had a significant negative impact on all markets, including the markets outside the United States. It has been a period where the price actions of stocks had very little to do with the operations of the companies, as the stocks reacted emotionally to macro market factors, and not the basic individual performance of the company. This has affected good companies along with the bad, and has created a very difficult investment environment.

The U.S. economy continues to languish in a profits recession as the timing of an upturn creates uncertainty. A second half rebound, which many economists had predicted, may be delayed into 2002. Given this economic uncertainty, many companies are looking for ways to cut costs. This creates an opportunity for small- and mid-cap companies, especially those that provide cost-saving services and products. These types of companies can actually grow their earnings and revenues during economic contractions. Importantly, inflation remains in check and consumer spending and confidence continue to be favorable.

Although showing losses year-to-date, our Funds experienced positive performance in the second quarter, a vast improvement over the first quarter when the Funds and their relative indexes lost significant ground. Perhaps this is an indication of an awakening in each of these sectors.

The Funds will not change their investment style as a reaction to market volatility or uncertainty. History is a wonderful teacher. We believe that we must stick to what we do well, which is discovering attractive, aggressive growth companies, and understanding what will make those companies successful.
We believe that over the long-term our Portfolios will continue to reward investors and we thank you for placing your confidence with us.

Sincerely,

/s/Stephen S. Soden

Stephen S. Soden
President

J&B Mid-Cap Aggressive Growth Fund

The first quarter of 2001 was one of the worst quarters ever for equity markets, especially for growth stock investing. The only way to survive was to be invested in companies that had solid and growing earnings, which is a very important component of our methodology. In the second quarter, growth style investing came back into the limelight. This was especially evident in our mid-cap universe, as renewed buyer interest and stronger earnings momentum made for a successful quarter. Despite the continuation of a fundamental breakdown in the earnings and revenue growth projections of the technology sector, there was some evidence of leveling in the dramatic slowdown we have witnessed this year.
Our stock-picking model continued to highlight securities that not only show a continuation of earnings and revenue acceleration but also display recession-resistant characteristics.

The J&B Mid-Cap Aggressive Growth Fund returned -6.74% (price change and reinvested distributions) for the six month period ended June 30, 2001 and
-1.80% since commencement (12/19/00), while our benchmark, the unmanaged Russell
2500 Growth Index returned -2.81% and -0.05%, respectively. At the end of the quarter, the Russell 2500 Growth Index experienced its annual reconstitution, which dramatically changed its sector weights. Due to the Russell reconstitution, at the end of the quarter we were significantly overweight in the consumer cyclical and consumer staples sectors and underweight in health care and basic materials. In anticipation of the reconstitution, we began adjusting the Portfolio's holdings and sector weights in June. As opportunities allow, we will continue to work towards bringing the Portfolio more in line with the new benchmark weights.

The Fund's performance was largely driven by revised earnings growth and forward visibility on a case by case basis. Nvidia provided the greatest contribution to return as it continued to dominate the computer graphics industry. Nvidia took market share from its competitors and developed the graphics chip which will power Microsoft's X-box. Westwood One provided significant positive performance as the outlook for increased advertising spending caused upward earnings revisions from analysts. Two providers of casino slot machine content, Shuffle
Master and International Game Technology, benefited from increased capital replacement by the casinos. Both companies are developing content for the next generation of slot machines which are designed to keep casino patrons more entertained while playing slots. Another big contributor to performance was Taro
Pharmaceuticals which benefited from the FDA's approval of their generic anti-fungal foot cream, Lotrisone. Taro has a strong pipeline of additional generic drugs which should provide it with good earnings growth going forward.

The Portfolio continues to exhibit the characteristics that our methodology is designed to discover; that of accelerating earnings and revenue growth rates.
Despite a very challenging time for growth investors and a dramatic slowdown in general economic conditions, there are still companies that exhibit the growth characteristics that we look for in small companies. Our stock picking strategy is well suited for discovering these types of companies, and we believe over the long-term our Portfolio is positioned to benefit.

Fund Composition

Top Ten Holdings:                                               % of Total
Heller Financial, Inc.                                              3.92%
Varian, Inc.                                                        3.45
Performance Food Group Co.                                          3.29
Accredo Health, Inc.                                                3.07
Rent-A-Center, Inc.                                                 2.96
Metro One Telecommunications                                        2.91
Westwood One, Inc.                                                  2.72
Amerisource Health Corp. Cl. A                                      2.68
Questar Corp.                                                       2.64
Varian Medical Systems, Inc.                                        2.62
Total                                                              30.26%

Total Securities in Portfolio                                         58

As of June 30, 2001, schedule of investments. Subject to change.

CHART - J&B Mid-Cap Aggressive Growth Fund versus Russell 2500 Growth

J&B Mid-Cap Aggressive Growth Fund's total return for the life of the Fund
(commencement December 19, 2000) as of June 30, 2001, was -1.80%. Performance
data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule of Investments

JUNE 30, 2001

J&B Mid-Cap Aggressive Growth Fund

SHARES                  COMPANY                                                                                      MARKET VALUE

COMMON STOCKS-- 99.03%
CAPITAL GOODS-- 5.42%
             1,250      Mobile Mini, Inc.*                                                                $                40,688
             2,055      Photronics, Inc.*                                                                                  51,950
             1,450      Roper Industries, Inc.                                                                             60,537
             2,465      Ultratech Stepper, Inc.*                                                                           63,153
                                                                                                                          216,328
CONSUMER CYCLICAL-- 17.83%
             1,025      Activision, Inc.*                                                                                  40,334
             1,490      Alberto-Culver Co.                                                                                 62,640
             1,150      CEC Entertainment, Inc.*                                                                           56,753
             1,477      Choicepoint, Inc.*                                                                                 62,108
             1,855      Harman International                                                                               70,657
             2,290      Hot Topic, Inc.*                                                                                   72,135
             1,125      International Game Technology*                                                                     70,414
             2,200      Rent-A-Center, Inc.*                                                                              118,140
             2,490      Shuffle Master, Inc.*                                                                              49,800
             2,945      Westwood One, Inc.*                                                                               108,523
                                                                                                                          711,504
CONSUMER STAPLES-- 4.26%
               940      Constellation Brands, Inc.*                                                                        38,540
             4,800      Performance Food Group Co.*                                                                       131,280
                                                                                                                          169,820
ENERGY -- 5.74%
             1,690      Arch Coal, Inc.                                                                                    43,720
               565      Calpine Corp.*                                                                                     21,357
             5,205      Cross Timbers Oil Co.                                                                              74,692
             1,607      Patterson-UTI Energy, Inc.*                                                                        30,613
             1,330      Stone Energy Corp.*                                                                                58,919
                                                                                                                          229,301
FINANCIAL-- 11.00%
             1,430      Ambac Financial Group, Inc.                                                                        83,226
             1,000      Bisys Group*                                                                                       59,910
             3,450      Carreker Corp.*                                                                                    72,933
             3,915      Heller Financial, Inc.                                                                            156,600
               985      Investors Financial Services Corp.                                                                 66,409
                                                                                                                          439,078
HEALTH CARE-- 21.22%
             3,382      Accredo Health, Inc.*                                                                             122,598
               620      AdvancePCS*                                                                                        39,128
             1,935      Amerisource Health Corp. Cl. A*                                                                   107,006
             1,510      Diagnostic Products Corp.                                                                          50,132
               665      Medimmune, Inc.*                                                                                   31,514
             1,175      Polymedica Corp.*                                                                                  46,883
               600      Professional Detailing, Inc.*                                                                      54,594
             1,685      Stericycle, Inc.*                                                                                  79,111
             1,460      Varian Medical Systems, Inc.*                                                                     104,390
             4,305      Varian, Inc.*                                                                                     137,889
               820      Taro Pharmaceutical Industries Ltd.*                                                               73,907
                                                                                                                          847,152
TELECOMMUNICATIONS-- 4.27%
             2,900      Lightbridge, Inc.*                                                                                 54,288
             1,790      Metro One Telecommunications, Inc.*                                                               116,171
                                                                                                                          170,459
TECHNOLOGY-- 23.99%
             1,925      CACI International, Inc.*                                                                          82,871
             2,480      Cadence Design Systems, Inc.*                                                                      46,202
             3,265      Centra Software, Inc.*                                                                             50,248
             2,650      Checkpoint Systems, Inc.*                                                                          47,170
               960      Embarcadero Technologies, Inc.*                                                                    21,417
             3,330      Flextronics International Ltd.*                                                                    88,811
               845      Genesis Microchip, Inc.*                                                                           30,462
             1,560      International Rectifier Corp.*                                                                     53,196
             2,750      MSC Software Corp.*                                                                                51,562
             2,385      National Instruments Corp.*                                                                        77,608
             4,160      Numerical Technologies, Inc.*                                                                      82,368
               650      Nvidia Corp.*                                                                                      59,670
             2,420      Perkinelmer, Inc.                                                                                  66,622
             2,062      TALX Corp.                                                                                         74,294
             1,785      Verity, Inc.*                                                                                      34,968
             4,630      Websense, Inc.*                                                                                    90,285
                              957,754
TRANSPORTATION-- 0.77%
               700      Oshkosh Truck Corp.                                                                                30,801

UTILITIES-- 4.53%
             4,255      Questar Corp.                                                                                     105,354
             2,290      Waste Connections, Inc.*                                                                           75,570
                                                                                                                          180,924

TOTAL COMMON STOCKS                                                                                                     3,953,121
(Cost $3,661,035)

TOTAL INVESTMENTS-- 99.03%                                                                                              3,953,121
(Cost $3,661,035)

Other assets less liabilities-- 0.97%                                                                                      38,753

TOTAL NET ASSETS-- 100.00%                                                                                           $  3,991,874

The identified cost of investments owned at June 30, 2001, was the same for financial statement and federal income tax purposes.

Net unrealized appreciation for federal income tax purposes was $292,086, which is comprised of unrealized appreciation of $579,738 and unrealized depreciation of $287,652.

*Non-income producing security

See accompanying Notes to Financial Statements.

J&B Small-Cap Aggressive Growth Fund

After a challenging end to 2000, this year began with a brief rally in January that was quickly erased in the downdraft of the
markets making it one of the worst first quarters on record. In the second quarter investors took on a more aggressive posture in anticipation of an economic recovery, driving growth and small-cap stocks to outperform value and large-caps. Remaining aggressive in its efforts to stimulate the economy, the
Fed lowered interest rates six times in as many months.

As of June 30, 2001, the J&B Small-Cap Aggressive Growth Fund has declined
-8.43% (price change and reinvested distributions) for the six month period and
-0.10% since commencement (12/19/00) but has posted a positive return of 21.83%
for the second quarter.

Some of the Fund's better six month performers were specialty retailers including Tweeter Home Entertainment, Abercrombie & Fitch and Chico's FAS.
Technology and business services companies also participated in the rally. A few of the outstanding performers were Advent Software, FEI, Intercept Group, Mobile
Mini, Pixelworks, and Plato Learning.

While second quarter corporate earnings are expected to be under pressure, particularly in the tech arena, we remain optimistic about the outlook for the market in the latter half of the year. The Fed's interest rate cuts should lead to a recovery in corporate profits which may lead to higher stock prices over time. Recent economic releases show signs that the economy is bottoming out and beginning to improve in areas. Durable goods orders rose in May versus a decline the prior month and jobless claims fell for the third straight week.
Importantly, inflation remains in check and consumer spending and confidence continue to be favorable. Auto sales have stayed strong and new homes sales rose again in May. Consumers will benefit from declining energy prices and federal tax rebates which should be on the way later this summer.

Over the next several quarters, we will continue to position the Portfolio for an economic rebound. Spending on technology should recover as corporations become more confident about their prospects. Accordingly, we expect to increase our tech exposure using funds from consumer or business service stocks where valuations look full and appreciation potential appears limited. We also expect to opportunistically increase our health care exposure over time given the number of attractive companies we have identified. We intend to stay fully invested, as upward movements in small- and mid-cap stocks can be powerful and difficult to time.

Fund Composition

Top Ten Holdings:                                              % of Total
Pixelworks, Inc.                                                   5.01%
Advent Software, Inc.                                              4.57
First Horizon Pharmaceutical                                       3.37
Albany Molecular Research                                          3.32
Abercrombie & Fitch Co.                                        2.99
Plato Learning, Inc.                                               2.98
Sonicwall, Inc.                                                    2.91
Corporate Executive Board Co.                                      2.62
FEI Co.                                                            2.48
Accredo Health, Inc.                                               2.44
Total                                                             32.69%

Total Securities in Portfolio                                        54

As of June 30, 2001, schedule of investments. Subject to change.

Chart - J&B Small-Cap Aggressive Growth Fund
Versus Russell 2000 Growth

J&B Small-Cap Aggressive Growth Fund's total return for the life of the Fund
(commencement December 19, 2000) as of June 30, 2001, was -0.10%. Performance
data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule of Investments

JUNE 30, 2001

J&B SMALL-CAP AGGRESSIVE GROWTH FUND

SHARES                  COMPANY                                                                                      MARKET VALUE

COMMON STOCKS-- 98.61%
CAPITAL GOODS-- 5.58%
             2,600      Anaren Microwave, Inc.*                                                           $                49,244
             2,800      Mobile Mini, Inc.*                                                                                 91,140
             8,100      Pemstar, Inc.*                                                                                    108,621
                                                                                                                          249,005
COMMUNICATIONS SERVICES-- 1.40%
             1,725      Talx Corp.                                                                                         62,152

CONSUMER CYCLICAL-- 21.15%
             3,000      Abercrombie & Fitch Co.*                                                                      133,500
             2,700      Charlotte Russe Holding, Inc.*                                                                     64,071
             3,375      Chico's FAS, Inc.*                                                                                100,406
             2,550      Choicepoint, Inc.*                                                                                107,228
             1,700      Christopher & Banks Corp.*                                                                     52,870
             2,800      Corporate Executive Board Co.*                                                                    117,012
             2,950      Dollar Tree Stores, Inc.*                                                                          81,243
             3,750      Fred's, Inc.                                                                                       96,563
             5,250      Princeton Review, Inc.*                                                                            45,937
             2,000      SCP Pool Corp.*                                                                                    67,000
             2,200      Tweeter Home Entertainment Group, Inc.*                                                            77,352
                                                                                                                          943,182
CONSUMER STAPLES-- 6.64%
             3,300      Buca, Inc.*                                                                                        68,112
             3,000      California Pizza Kitchen, Inc.*                                                                    70,500
             2,600      Famous Dave's of America, Inc.*                                                                    24,960
             2,650      Panera Bread Co. Cl. A*                                                                            83,872
             2,050      Resources Connection, Inc.*                                                                        48,749
                                                                                                                          296,193
ENERGY -- 2.19%
             2,500      Patterson-UTI Energy, Inc.*                                                                        47,625
             1,600      Precision Drilling Corp.*                                                                          49,984
                                                                                                                           97,609
HEALTH CARE-- 17.31%
             3,000      Accredo Health, Inc.*                                                                             108,750
             3,750      Albany Molecular Research, Inc.*                                                                  148,088
             1,850      Axcelis Technologies, Inc.*                                                                        27,843
             3,750      Descartes Systems Group, Inc.*                                                                     68,625
             5,100      First Horizon Pharmaceutical Corp.*                                                               150,144
             1,650      Integra Lifesciences Holding Co.*                                                                  35,888
               650      Invitrogen Corp.*                                                                                  45,311
             1,650      Medicis Pharmaceutical Corp. Cl. A*                                                                87,450
             2,550      Noven Pharmaceuticals, Inc.*                                                                      100,189
                                                                                                                          772,288
TECHNOLOGY-- 41.28%
             3,150      Advent Software, Inc.*                                                                            203,962
             1,700      Bisys Group, Inc.*                                                                                101,847
             2,550      Credence Systems Corp.*                                                                            60,104
             1,300      DuPont Photomasks, Inc.*                                                                           63,102
             1,750      Epiq Systems, Inc.*                                                                                41,825
             2,550      Exar Corp.*                                                                                        50,133
             2,800      FEI Co.*                                                                                          110,600
             1,850      HNC Software, Inc.*                                                                                40,053
             4,350      Ixia*                                                                                              73,515
             2,100      Intercept Group, Inc.*                                                                             76,881
             1,650      Internet Security Systems, Inc.*                                                                   79,959
             2,550      Manhattan Associates, Inc.*                                                                       101,872
             1,800      Manugistics Group, Inc.*                                                                           47,034
             3,050      Mapinfo Corp.*                                                                                     66,185
             1,800      Measurement Specialties, Inc.*                                                                     28,368
             6,500      Pixelworks, Inc.*                                                                                 223,275
             4,300      Plato Learning, Inc.*                                                                             133,042
             3,100      Semtech Corp.*                                                                                     97,960
             5,700      Sonicwall, Inc.*                                                                                  129,732
             4,150      Take-Two Interactive Software, Inc.*                                                               77,190
             1,050      Ulticom, Inc.*                                                                                     34,996
                                                                                                                        1,841,635

TRANSPORTATION & SERVICES-- 1.62%
             2,550      Forward Air Corp.*                                                                                 72,114

UTILITIES-- 1.44%
             2,600      Aquila, Inc.*                                                                                      64,090

TOTAL COMMON STOCKS                                                                                                     4,398,268
(Cost $3,818,354)

TOTAL INVESTMENTS-- 98.61%                                                                                              4,398,268
(Cost $3,818,354)

Other assets less liabilities-- 1.39%                                                                                      62,753

TOTAL NET ASSETS-- 100.00%                                                                                           $  4,461,021

The identified cost of investments owned at June 30, 2001, was the same for financial statement and federal income tax purposes.

Net unrealized appreciation for federal income tax purposes was $579,914, which is comprised of unrealized appreciation of $805,676 and unrealized depreciation of $225,762.

*Non-income producing security

See accompanying Notes to Financial Statements.

J&B Small-Cap International Fund

Most of the companies in the Portfolio met or exceeded our expectations in terms of revenue and earnings growth over the last year. Often, this was not reflected in the price of the stock, as the stocks reacted more to

macro market factors than it did to the individual performance of the company.
The significant valuation correction we have seen over the last several months has taken the good companies down with the bad, and has created a very difficult environment in which to operate.

As of June 30, 2001, the Fund has declined -15.50% (price change and reinvested distributions) for the six month period but has had a positive return of 0.94%
for the second quarter.

The energy sector was one of the best performing sectors for us during the year.
The Fund was overweight in this sector overall, and had stocks in both the oil and gas production areas as well as in the oil service industry. Companies like
Cairn Energy of the UK and IHC Caland of the Netherlands were two of our better performers during the year. Health care, especially medical products and devices were also overweight, and contributed positively to the performance of the Fund.
And while we were underweight in technology versus the index, it was still one of our larger industry weights, and it negatively impacted the Portfolio. We continue to emphasize rapidly growing companies, and the Fund currently has an earnings growth rate that is much higher than our peers and much higher than the index.

The Fund is overweight in Europe, and continues to be underweight in Japan as well as the emerging markets. The Fund has 52 companies in 14 countries, with the largest weightings in the UK, Switzerland, Japan and Germany. We do not
hedge the currency exposure in the Portfolio, which hurt performance during the period as the dollar continued to strengthen versus virtually all other currencies. In particular, the Euro continued to weaken, and with the Portfolio overweight in Europe relative to the index, it helped to contribute to the underperformance of the Fund.

The last several months have been difficult for investors around the world, but we believe that there are many positives as we move forward. First, we believe that while economies are slowing around the world, most will not dip into recession. The major exception to this is Japan, which we suspect has already moved into recession again. Second, corporate earnings are also slowing, but it is likely that we will see the trough in corporate profits in the second half of
2001. The interest rate cuts that we have seen around the world will begin to have an impact on economic growth as we move into 2002. And finally, the secular environment for small-cap stocks around the world is still very positive, and continues to improve. Deregulation of markets and economies is very positive for small stocks, and we believe this is very good news for the Fund. We pride ourselves on the work we do to understand companies, and what will make them successful. In this environment, we will continue to stick with what we do well;
buying the best rapidly- growing small companies we can find outside the U.S., one company at a time, regardless of where they are located.

Fund Diversification
                                                                % Of Total
Consumer Cyclical                                                   23.3%
Consumer Staples                                                     9.1
Energy                                                               7.1
Financial                                                            2.8
Health Care                                                         17.4
Industrials                                                         12.4
Telecommunications                                                   1.2
Technology                                                          12.2
Cash & Equivalents                                              14.5

As of June 30, 2001, schedule of investments. Subject to change.

CHART - J&B SMALL-CAP INTERNATIONAL FUND
VERSUS MSCI WORLD EX USA
SMALL-CAP INDEX

J&B Small-Cap International Fund's total return for the life of the Fund
(commencement December 19, 2000) as of June 30, 2001, was -14.40%. Performance
data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

Schedule of Investments

JUNE 30, 2001

J&B SMALL-CAP INTERNATIONAL FUND

SHARES                  COMPANY                                                                                      MARKET VALUE

COMMON STOCKS-- 85.51%
CANADA-- 6.51%
             3,000      Alliance Atlantis Communications*                                                 $                40,722
             1,225      Angiotech Pharmaceuticals*                                                                         64,132
             2,900      Dorel Industries                                                                                   55,201
               700      Four Seasons Hotels                                                                                38,745
             4,800      GT Group Telecom*                                                                                  29,257
                                                                                                                          228,057
FRANCE -- 7.43%
             4,000      deCODE Genetics*                                                                                   49,240
             1,650      Grandvision                                                                                        31,252
             2,000      Groupe Flo*                                                                                        42,559
             4,700      Pinguely Haulotte                                                                                  76,673
             2,100      Remy Cointreau                                                                                     60,508
                                                                                                                          260,232
GERMANY -- 7.54%
               650      AWD                                                                                                25,322
               950      Hornbach                                                                                           42,669
             5,000      Puma                                                                                               72,669
            11,000      Senator Film*                                                                                      51,271
             2,850      Techem*                                                                                            72,457
                                                                                                                          264,388
IRELAND -- 2.75%
             7,000      Datalex*                                                                                            9,491
             3,100      Riverdeep Group*                                                                                   86,800
                                                                                                                           96,291
ISRAEL -- 2.22%
             2,700      ESC Medical System*                                                                                77,895

ITALY -- 2.82%
            26,000      Ducati Motor*                                                                                      39,000
             1,500      Tod's                                                                                              59,872
                                                                                                                           98,872
JAPAN -- 8.56%
             5,550      Crosswave Communications*                                                                          12,488
             2,500      KOSE Corp.                                                                                         85,799
             2,000      Matsumotokiyoshi                                                                                   77,139
             1,000      Park 24 Co. Ltd.                                                                                   71,606
             1,000      Toei Animation                                                                                     52,923
                                                                                                                          299,955
MEXICO -- 2.86%
            24,200      Corp Interamericana de Entertenim*                                                                100,087

NETHERLANDS-- 4.66%
             2,150      IHC Caland                                                                                        108,410
             2,100      Van der Moolen                                                                                     54,991
                                                                                                                          163,401
NORWAY -- 1.60%
             3,900      Edb Business Partner                                                                               33,442
             3,200      Software Innovation*                                                                               22,637
                                                                                                                           56,079
SPAIN -- 4.69%
             2,000      Baron De Ley*                                                                                      38,644
            10,000      Grupo Dragados                                                                                    125,846
                                                                                                                          164,490
SWEDEN -- 3.76%
             1,500      Dcarnegie & Co.                                                                                17,176
             3,400      Nobel Biocare                                                                                     114,761
                                                                                                                          131,937
SWITZERLAND-- 10.29%
             1,550      Jomed*                                                                                             44,002
               400      Leica Geosystems*                                                                                 114,667
                37      Phonak*                                                                                           110,804
               850      Sez                                                                                                51,099
               900      Swisslog                                                                                           40,328
                                                                                                                          360,900
UNITED KINGDOM-- 19.82%
             6,200      Arc International*                                                                                  5,894
            20,000      Cairn Energy*                                                                                      96,891
             2,000      Celltech Group*                                                                                    33,743
            22,667      Eidos*                                                                                             66,237
            48,000      Electronics Boutique                                                                               72,161
             2,275      Oxford Glycosciences*                                                                              35,563
             8,050      Pace Micro Technology                                                                              43,307
             7,500      Pizza Express                                                                                      96,645
             5,600      Powderject Pharmaceuticals*                                                                        36,908
            37,200      SkyePharma*                                                                                        42,696
            25,000      Soco International*                                                                                44,008
             8,900      Turbo Genset*                                                                                      47,465
            14,200      Wetherspoon                                                                                        73,491
                                                                                                                          695,009
TOTAL COMMON STOCKS                                                                                                     2,997,593
(Cost $3,189,296)

       FACE
      AMOUNT            DESCRIPTION                                                                                  MARKET VALUE

REPURCHASE AGREEMENT-- 14.06%
$          493,000      State Street Bank and Trust Co.,
                           1.75%, due July 2, 2001
                           (Collateralized by U.S.
                           Treasury Bills, 6.875%,
                           due August 15, 2025 with
                           a value of $507,641)                                                                           493,000
(Cost $493,000)

TOTAL INVESTMENTS-- 99.57%                                                                                              3,490,593
(Cost $3,682,296)

Other assets less liabilities-- 0.43%                                                                                      15,196

TOTAL NET ASSETS-- 100.00%                                                                                           $  3,505,789

The identified cost of investments owned at June 30, 2001, was the same for financial statement and federal income tax purposes.

Net unrealized depreciation for federal income tax purposes was $191,703, which is comprised of unrealized appreciation of $229,014 and unrealized depreciation of $420,717.

*Non-income producing security

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

June 30, 2001
                                                                                   J&B           J&B             J&B
                                                                                    Mid-Cap         Small-Cap           Small-Cap
                                                                                  Aggressive       Aggressive           Interna-
                                                                                    Growth           Growth               tional
                                                                                     Fund             Fund                Fund
ASSETS:
   Investments, at cost                                                         $    3,661,035   $     3,818,354   $    3,682,296
   Investments, at value                                                        $    3,953,121   $     4,398,268   $    3,490,593
   Cash denominated in foreign currencies (cost $980)                                       --                --              974
   Cash                                                                                114,252            53,903              261

   Receivables:
      Investments sold                                                                      --            46,524           16,106
      Dividends                                                                            113                51            2,509
      Interest                                                                              --                --               48
      Foreign tax                                                                           --                --              406
            Total assets                                                             4,067,486         4,498,746        3,510,897

LIABILITIES AND NET ASSETS:
   Payables:
      Management fees                                                                    3,631             4,088            4,707
      Investments purchased                                                             71,821            33,460               --
      Foreign tax withholding                                                               --                --              401
      Other                                                                                160               177               --
            Total liabilities                                                           75,612            37,725            5,108

NET ASSETS                                                                      $    3,991,874   $     4,461,021   $    3,505,789

NET ASSETS CONSIST OF:
   Capital (capital stock and paid-in capital)                                       4,050,293         4,462,139        4,069,708
   Accumulated net realized loss on sale of
      investments and foreign currency transactions                                  (350,505)         (581,032)        (372,210)
   Net unrealized appreciation (depreciation)
      in value of investments and translation of
      assets and liabilities in foreign currency                                       292,086           579,914        (191,709)

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                                     $    3,991,874   $     4,461,021   $    3,505,789
Capital shares, $1.00 par value:
   Authorized                                                                        Unlimited         Unlimited        Unlimited
   Outstanding                                                                         406,600           446,392          409,744

NET ASSET VALUE PER SHARE                                                       $         9.82   $          9.99   $         8.56

See accompanying Notes to Financial Statements.

Statements of Operations

FOR THE PERIOD FROM DECEMBER 19, 2000 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 2001

                                                                                   J&B           J&B             J&B
                                                                                    Mid-Cap         Small-Cap           Small-Cap
                                                                                  Aggressive       Aggressive            Interna-
                                                                                    Growth           Growth               tional
                                                                                     Fund             Fund                 Fund
INVESTMENT INCOME:
      Dividends                                                                 $        4,253   $           427   $        9,369
      Interest                                                                           4,885             9,381           16,682
      Foreign tax withheld                                                                  --                --          (1,234)
                                                                                         9,138             9,808           24,817
EXPENSES:
      Management fees                                                                   24,234            28,974           30,969
      Registration fees                                                                    108                94               49
      Professional fees                                                                    983               983              983
      Shareholder reports                                                                1,211             1,211            1,211
      Custody fees                                                                          --                --            9,548
      Total expenses before fee waivers
         and expense reimbursements                                                     26,536            31,262           42,760
      Less: fee waivers and expense reimbursements                                     (1,502)           (1,317)         (10,792)
         Net expenses                                                                   25,034            29,945           31,968
         Net investment loss                                                          (15,896)          (20,137)          (7,151)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
      Realized loss from:
         Investment transactions                                                     (350,505)         (581,032)        (353,030)
         Foreign currency transactions                                                      --                --         (39,393)
      Change in net unrealized appreciation (depreciation) from:
         Investments                                                                   292,086           579,914        (191,703)
         Translation of assets and liabilities
            in foreign currencies                                                           --                --              (6)
         Net loss on investments and foreign
            currency transactions                                                     (58,419)           (1,118)        (584,132)
         Decrease in net assets resulting
            from operations                                                     $     (74,315)   $      (21,255)   $    (591,283)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

FOR THE PERIOD FROM DECEMBER 19, 2000 (COMMENCEMENT OF OPERATIONS) TO JUNE 30, 2001

                                                                                   J&B           J&            BJ&B
                                                                                    Mid-Cap         Small-Cap          Small-Cap
                                                                                  Aggressive       Aggressive           Interna-
                                                                                    Growth           Growth              tional
                                                                                     Fund             Fund                Fund
OPERATIONS:
   Net investment loss                                                          $     (15,896)   $      (20,137)   $      (7,151)
   Net realized loss from investments
      and foreign currency transactions                                              (350,505)         (581,032)        (392,423)
   Change in net unrealized appreciation
      (depreciation) on investments and translation
      of assets and liabilities in foreign currencies
      during the period                                                                292,086           579,914        (191,709)
         Net decrease in net assets resulting
            from operations                                                           (74,315)          (21,255)        (591,283)

CAPITAL SHARE TRANSACTIONS:
   Shares sold                                                                       4,046,567         4,442,466        4,057,072
   Shares repurchased                                                                    (378)             (190)               --
         Net increase from capital share transactions                                4,046,189         4,442,276        4,057,072
            Net increase in net assets                                               3,971,874         4,421,021        3,465,789

NET ASSETS:
   Beginning of period                                                                  20,000            40,000           40,000
   End of period                                                                $    3,991,874   $     4,461,021   $    3,505,789

Fund share transactions:
   Shares sold                                                                         404,639           442,411          405,744
   Shares repurchased                                                                     (39)              (19)               --
         Net increase in fund shares                                                   404,600           442,392          405,744

See accompanying Notes to Financial Statements.

Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES:

The J&B Funds (comprised of the J&B Mid-Cap Aggressive Growth Fund,
J&B Small-Cap Aggressive Growth Fund and J&B Small-Cap International
Fund and collectively referred to herein as the "Funds") is a series type fund registered under the Invest-ment Company Act of 1940, as amended, as no-load open-end, diversified management investment company. The J&B Funds are required to account for the assets of each series separately and to allocate general liabilities of the J&B Funds to each series based upon the relative net assets of each series. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

A. Investment Valuation -- Securities are valued at the latest sales price for securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ
National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the mean between the last reported bid and asked prices. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Board of Directors. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Foreign securities are converted to U.S. dollars using exchange rates in London last quoted by a major bank. If such quotations are not available as of 4:00 P.M. (Eastern Time), the rate of exchange will be determined in good faith by the Board of Directors.

B. Investment Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Dividend income less foreign taxes withheld (if any) is recorded on the ex-dividend date.
Interest income is recognized on the accrual basis and includes accretion of market discounts and amortization of premiums. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

C. Foreign Currency Translation -- All assets and liabilities expressed in foreign currencies are converted into U.S. dollars based on exchange rates last quoted by a major bank in London at the end of the period. The cost of portfolio securities is translated at the rates of exchange prevailing when acquired.
Dividend income is translated at the rate of exchange on the ex-dividend date.
The effects of changes in foreign currency exchange rates on investments in securities are included in net realized and unrealized gain (loss) on investments in the Statement of Operations.

D. Forward Foreign Currency Contracts -- The J&B Small-Cap International
Fund may enter into forward foreign currency contracts as a way of managing foreign exchange rate risk. The portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. These contracts may also be used to hedge the U.S.
dollar value of securities owned which are denominated in foreign currencies.

Forward foreign currency contracts are valued each day at the close of the New
York Stock Exchange at the forward rate, and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and closed is recorded.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit a potential gain that might result should the value of the currency increase. These contracts involve market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The face or contract amount in U.S. dollars reflects the total exposure the portfolio has in that particular currency contract. In addition, there could be exposure to risks
(limited to the amount of unrealized gains) if the counterparties to the contracts are unable to meet the terms of their contracts. There were no outstanding forward foreign currency contracts at June 30, 2001.

E. Expense Limitations -- Jones & Babson, Inc. (the Manager), has
contractually agreed for a period of one year to waive fees and/or to make payments to limit the total operating expenses of the Funds to an annual rate of
1.25% of average daily net assets for J&B Mid-Cap Aggressive Growth; 1.40%
of average daily net assets for J&B Small-Cap Aggressive Growth; and 1.60%
of average daily net assets for J&B Small-Cap International.

F. Repurchase Agreements -- The Funds may enter into repurchase agreements with member banks of the Federal Reserve or registered broker dealers whom the Funds'
investment advisor deems creditworthy under guidelines approved by the Funds'
Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

G. Federal and State Taxes -- The Funds complied with the requirements of the
Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required.

H. Distributions to Shareholders -- Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. These differences are primarily due to wash sales, post-October loss deferrals, and foreign currency transactions.

On the Statements of Assets and Liabilities the following adjustments were made for permanent tax adjustments:

                                             ACCUMULATED        UNDISTRIBUTED
                                             NET REALIZED      NET INVESTMENT         PAID IN
FUND                                         GAIN (LOSS)           INCOME             CAPITAL

J&B Mid-Cap Aggressive Growth Fund     $        --         $      15,896         $ (15,896)
J&B Small-Cap Aggressive Growth Fund            --                20,137           (20,137)
J&B Small-Cap International Fund            20,213                 7,151           (27,364)

I. Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amount reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. MANAGEMENT FEES:

Management fees are paid to Jones & Babson, Inc. in accordance with the advisory agreement with the Funds. Listed below are management fees as a percentage of average daily net assets.
                                                               ANNUAL RATE
FUND                                                            PERCENTAGE

J&B Mid-Cap Aggressive Growth Fund                             1.20%
J&B Small-Cap Aggressive Growth Fund                           1.35%
J&B Small-Cap International Fund                               1.55%

3. INVESTMENT TRANSACTIONS:

Investment transactions for the period ended June 30, 2001 (excluding maturities of short-term commercial notes and repurchase agreements) are as follows:

J&B Mid-Cap Aggressive Growth Fund:
      Purchases                                          $        6,168,050
      Proceeds from sales                                         2,156,510

J&B Small-Cap Aggressive Growth Fund:
      Purchases                                          $        6,945,166
      Proceeds from sales                                         2,545,780

J&B Small-Cap International Fund:
      Purchases                                          $        4,712,947
      Proceeds from sales                                         1,147,209

Financial Highlights

FOR THE PERIOD FROM DECEMBER 19, 2000 (COMMENCEMENT of operations) TO JUNE 30, 2001

Condensed data for a share of capital stock outstanding throughout each period.

Net asset value, beginning of period                                              $  10.00            $  10.00           $  10.00
  Income from investment operations:
   Net investment income (loss)                                                      (.04)               (.05)              (.02)
   Net gains (losses) on securities
      (both realized and unrealized)                                                 (.14)                 .04             (1.42)
Total from investment operations                                                     (.18)               (.01)             (1.44)

  Less distributions:
   Dividends from net investment income                                                 --                  --
   Distributions from capital gains                                                     --                  --                 --
  Total distributions                                                                   --                  --                 --

Net asset value, end of period                                                     $  9.82             $  9.99            $  8.56

Total return*                                                                      (1.80%)              (.10%)           (14.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                           $ 3,992             $ 4,461            $ 3,506
Ratio of expenses to average net assets**                                            1.25%               1.40%              1.60%
Ratio of net investment income to
   average net assets**                                                             (.80%)              (.94%)             (.36%)
Ratio of expenses to average net assets before
   fee waivers and expense reimbursements**                                          1.33%               1.47%              2.14%
Ratio of net investment income to average net assets
   before fee waivers and expense reimbursements**                                  (.88%)             (1.01%)             (.90%)
Portfolio turnover rate                                                                56%                 60%                37%

 *Total return not annualized for periods less than one full year
**Annualized for periods less than one full year

See accompanying Notes to Financial Statements.

Report of Independent Auditors

The Board of Directors and Shareholders of
J&B Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the J&B Funds (comprised of J&B Mid-Cap
Aggressive Growth Fund, J&B Small-Cap Aggressive Growth Fund and J&B
Small-Cap International Fund) as of June 30, 2001, and the related statements of operations, changes in net assets and financial highlights for the period from
December 19, 2000 (commencement of operations) to June 30, 2001. These financial statements and financial highlights are the responsibility of the J&B Funds'
management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of June 30, 2001, by correspondence with the custodian and brokers. As to certain securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the J&B Funds at June 30, 2001, and the results of their operations, changes in their net assets and financial highlights for the period from December 19, 2000 (commencement of operations) to
June 30, 2001, in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLPP

Kansas City, Missouri

July 27, 2001

This report has been prepared for the information of the Shareholders of J&B
Mid-Cap Aggressive Growth Fund, J&B Small-Cap Aggressive Growth Fund, and
J&B Small-Cap International Fund, and is not to be construed as an offering of the shares of the Funds. Shares of the Funds are offered only by the
Prospectus, a copy of which may be obtained from Jones & Babson, Inc.

J&B Funds

Jones & Babson, Inc.
Manager and Distributor

A Member of the Generali Group

P.O. Box 219757, Kansas City, MO 64121-9757
TOLL FREE
1-866-409-2550

J&B FUNDS
P.O. Box 219757
Kansas City, MO 64121-9757

PRSRT STD
U.S. POSTAGE
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PERMIT NO. 2891
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